Exhibit 99.1
KELLY® REPORTS
SECOND-QUARTER 2021 EARNINGS AND ANNOUNCES DIVIDEND

Financial Highlights
•Q2 revenue up 29.0%; 26.2% in constant currency
•Q2 operating earnings of $13.7 million; up 24.1% from a year ago
•Q2 earnings per share of $0.60 down from $1.04 a year ago; adjusted EPS of $0.49 compared to $0.51

TROY, Mich. (August 12, 2021) – Kelly (Nasdaq: KELYA) (Nasdaq: KELYB), a leading specialty talent solutions provider, today announced results for the second quarter of 2021.

Peter Quigley, president and chief executive officer, announced revenue for the second quarter of 2021 totaled $1.3 billion, a 29.0% increase compared to the corresponding quarter of 2020. Revenue improved year-over-year in the quarter reflecting increased customer demand compared to the COVID-19-impacted prior year period.

Earnings from operations in the second quarter of 2021 totaled $13.7 million, compared to earnings of $11.1 million reported in the second quarter of 2020.

Diluted earnings per share in the second quarter of 2021 were $0.60 compared to $1.04 per share in the second quarter of 2020. Included in the earnings per share is a non-cash gain per share, net of tax, on Kelly’s investment in Persol Holdings common stock of $0.11 in the second quarter of 2021 and $0.52 in the second quarter of 2020. On an adjusted basis, earnings per share were $0.49 in the second quarter of 2021 compared to $0.51 in the corresponding quarter of 2020.

“All five of our operating segments—Professional & Industrial (P&I); Science, Engineering & Technology (SET); Education; OCG; and International—delivered organic year-over-year revenue growth in the second quarter as the recovery gained momentum,” said Quigley. “OCG continues to exceed pre-COVID growth rates; Education exited the quarter on track with 2019 revenue; our International and SET segments delivered solid specialty growth; and our Softworld acquisition is already delivering top- and bottom-line results for the enterprise. Demand is strong in our P&I segment, though it will take longer to fully recover. We’re encouraged by the healthy sales pipelines and new wins we're seeing across all of our businesses. Our reinstatement of a dividend for the quarter reflects the progress we're making with our specialization and M&A strategies, and our confidence in the economic recovery. Kelly is well-positioned for the future and ready for what’s next.”

Kelly also reported that on August 11, its board of directors declared a dividend of $0.05 per share. The dividend is payable on September 7, 2021 to stockholders of record as of the close of business on August 25, 2021.

In conjunction with its second quarter earnings release, Kelly has published a financial presentation on the Investor Relations page of its public website and will host a conference call at 9 a.m. ET on August 12 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone
(877) 692-8955 (toll free) or (234) 720-6979 (caller paid)
Enter access code 5728672
After the prompt, please enter “#”

A recording of the conference call will be available after 2:30 p.m. ET on August 12, 2021, at (866) 207-1041 (toll-free) and (402) 970-0847 (caller-paid). The access code is 8454029#. The recording will also be available at kellyservices.com during this period.

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, changing market and economic conditions, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

About Kelly®

Kelly Services, Inc. (Nasdaq: KELYA, KELYB) connects talented people to companies in need of their skills in areas including Science, Engineering, Education, Office, Contact Center, Light Industrial, and more. We’re always thinking about what’s next in the evolving world of work, and we help people ditch the script on old ways of thinking and embrace the value of all workstyles in the workplace. We directly employ nearly 370,000 people around the world, and we connect thousands more with work through our global network of talent suppliers and partners in our outsourcing and consulting practice. Revenue in 2020 was $4.5 billion. Visit kellyservices.com and let us help with what’s next for you.

# # #

MEDIA CONTACT:	ANALYST CONTACT:
Jane Stehney	James Polehna
(248) 765-6864	(248) 244-4586
stehnja@kellyservices.com	james.polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JULY 4, 2021 AND JUNE 28, 2020
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2021	2020	Change		Change	Change

Revenue from services	$1,258.1	$975.3	$282.8		29.0%	26.2%

Cost of services	1,027.1	786.1	241.0		30.7

Gross profit	231.0	189.2	41.8		22.1	19.6

Selling, general and administrative expenses	217.3	178.1	39.2		21.9	19.8

Earnings (loss) from operations	13.7	11.1	2.6		24.1

Gain (loss) on investment in Persol Holdings	6.3	29.6	(23.3)		(78.8)

Other income (expense), net	(0.3)	2.6	(2.9)		(109.0)

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	19.7	43.3	(23.6)		(54.4)

Income tax expense (benefit)	(2.6)	0.9	(3.5)		(406.2)

Net earnings (loss) before equity in net earnings (loss) of affiliate	22.3	42.4	(20.1)		(47.2)

Equity in net earnings (loss) of affiliate	1.7	(1.3)	3.0		NM

Net earnings (loss)	$24.0	$41.1	$(17.1)		(41.6)

Basic earnings (loss) per share	$0.60	$1.04	$(0.44)		(42.3)
Diluted earnings (loss) per share	$0.60	$1.04	$(0.44)		(42.3)

STATISTICS:

Permanent placement revenue (included in revenue from services)	$18.6	$7.6	$11.0		146.1%	139.8%

Gross profit rate	18.4%	19.4%	(1.0)	pts.

Conversion rate	5.9%	5.8%	0.1	pts.

Adjusted EBITDA	$22.2	$16.9	$5.3
Adjusted EBITDA margin	1.8%	1.7%	0.1	pts.

Effective income tax rate	(13.5)%	2.0%	(15.5)	pts.

Average number of shares outstanding (millions):
Basic	39.4	39.3
Diluted	39.5	39.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JULY 4, 2021 AND JUNE 28, 2020
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2021	2020	Change		Change	Change

Revenue from services	$2,464.0	$2,236.4	$227.6		10.2%	8.3%

Cost of services	2,019.7	1,823.9	195.8		10.7

Gross profit	444.3	412.5	31.8		7.7	5.9

Selling, general and administrative expenses	420.0	397.6	22.4		5.6	4.0

Goodwill impairment charge	—	147.7	(147.7)		NM

Gain on sale of assets	—	(32.1)	32.1		NM

Earnings (loss) from operations	24.3	(100.7)	125.0		NM

Gain (loss) on investment in Persol Holdings	36.3	(48.2)	84.5		NM

Other income (expense), net	(3.7)	4.3	(8.0)		(185.8)

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	56.9	(144.6)	201.5		NM

Income tax expense (benefit)	7.9	(35.3)	43.2		122.2

Net earnings (loss) before equity in net earnings (loss) of affiliate	49.0	(109.3)	158.3		NM

Equity in net earnings (loss) of affiliate	0.6	(2.8)	3.4		NM

Net earnings (loss)	$49.6	$(112.1)	$161.7		NM

Basic earnings (loss) per share	$1.25	$(2.86)	$4.11		NM
Diluted earnings (loss) per share	$1.25	$(2.86)	$4.11		NM

STATISTICS:

Permanent placement revenue (included in revenue from services)	$34.6	$19.8	$14.8		74.1%	70.0%

Gross profit rate	18.0%	18.4%	(0.4)	pts.

Conversion rate	5.5%	(24.4)%	29.9	pts.

Adjusted EBITDA	$39.1	$35.4	$3.7
Adjusted EBITDA margin	1.6%	1.6%	—	pts.

Effective income tax rate	13.8%	24.5%	(10.7)	pts.

Average number of shares outstanding (millions):
Basic	39.4	39.2
Diluted	39.5	39.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter

			%		CC %
	2021	2020	Change		Change
Professional & Industrial
Revenue from services	$466.5	$406.4	14.8%		14.0%
Gross profit	75.2	78.9	(4.7)		(5.5)
SG&A expenses excluding restructuring charges	69.0	64.6	6.8		6.2
Restructuring charges	—	—	NM		NM
Total SG&A expenses	69.0	64.6	6.9		6.2
Earnings (loss) from operations	6.2	14.3	(57.0)
Earnings (loss) from operations excluding restructuring charges	6.2	14.3	(56.9)

Gross profit rate	16.1%	19.4%	(3.3)	pts.

Science, Engineering & Technology
Revenue from services	$298.2	$247.3	20.6%		20.1%
Gross profit	66.5	50.6	31.5		31.1
SG&A expenses excluding restructuring charges	46.9	31.3	49.7		49.3
Restructuring charges	—	—	NM		NM
Total SG&A expenses	46.9	31.3	49.7		49.3
Earnings (loss) from operations	19.6	19.3	1.8
Earnings (loss) from operations excluding restructuring charges	19.6	19.3	1.8

Gross profit rate	22.3%	20.4%	1.9	pts.

Education
Revenue from services	$105.9	$25.1	322.1%		322.1%
Gross profit	16.8	4.3	291.1		291.1
SG&A expenses excluding restructuring charges	15.3	9.6	60.0		60.0
Restructuring charges	—	(0.1)	NM		NM
Total SG&A expenses	15.3	9.5	60.5		60.5
Earnings (loss) from operations	1.5	(5.2)	NM
Earnings (loss) from operations excluding restructuring charges	1.5	(5.3)	NM

Gross profit rate	15.8%	17.1%	(1.3)	pts.

Outsourcing & Consulting
Revenue from services	$107.3	$83.6	28.2%		26.1%
Gross profit	34.8	29.2	19.3		15.7
SG&A expenses excluding restructuring charges	30.1	25.1	19.8		17.0
Restructuring charges	—	—	NM		NM
Total SG&A expenses	30.1	25.1	19.7		17.0
Earnings (loss) from operations	4.7	4.1	16.2
Earnings (loss) from operations excluding restructuring charges	4.7	4.1	15.9

Gross profit rate	32.5%	34.9%	(2.4)	pts.

International
Revenue from services	$280.4	$213.0	31.6%		21.6%
Gross profit	37.7	26.2	43.8		32.9
SG&A expenses excluding restructuring charges	34.6	28.3	22.3		13.3
Restructuring charges	—	—	NM		NM
Total SG&A expenses	34.6	28.3	22.3		13.3
Earnings (loss) from operations	3.1	(2.1)	NM
Earnings (loss) from operations excluding restructuring charges	3.1	(2.1)	NM

Gross profit rate	13.4%	12.3%	1.1	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date

			%		CC %
	2021	2020	Change		Change
Professional & Industrial
Revenue from services	$934.1	$900.2	3.8%		3.2%
Gross profit	151.1	164.0	(7.9)		(8.4)
SG&A expenses excluding restructuring charges	138.4	140.7	(1.7)		(2.1)
Restructuring charges	—	4.4	NM		NM
Total SG&A expenses	138.4	145.1	(4.6)		(5.0)
Earnings (loss) from operations	12.7	18.9	(32.9)
Earnings (loss) from operations excluding restructuring charges	12.7	23.3	(45.4)

Gross profit rate	16.2%	18.2%	(2.0)	pts.

Science, Engineering & Technology
Revenue from services	$552.9	$517.5	6.8%		6.5%
Gross profit	119.7	105.3	13.7		13.4
SG&A expenses excluding restructuring charges	82.6	67.3	22.8		22.5
Restructuring charges	—	0.5	NM		NM
Total SG&A expenses	82.6	67.8	21.8		21.5
Earnings (loss) from operations	37.1	37.5	(1.1)
Earnings (loss) from operations excluding restructuring charges	37.1	38.0	(2.5)

Gross profit rate	21.6%	20.3%	1.3	pts.

Education
Revenue from services	$217.5	$167.6	29.8%		29.8%
Gross profit	34.0	24.7	37.6		37.6
SG&A expenses excluding restructuring charges	29.5	25.3	16.8		16.8
Restructuring charges	—	0.8	NM		NM
Total SG&A expenses	29.5	26.1	12.9		12.9
Earnings (loss) from operations	4.5	(1.4)	NM
Earnings (loss) from operations excluding restructuring charges	4.5	(0.6)	NM

Gross profit rate	15.6%	14.7%	0.9	pts.

Outsourcing & Consulting
Revenue from services	$206.6	$173.1	19.3%		17.5%
Gross profit	66.1	58.0	14.1		11.0
Total SG&A expenses	58.5	53.7	8.9		6.6
Earnings (loss) from operations	7.6	4.3	78.9

Gross profit rate	32.0%	33.5%	(1.5)	pts.

International
Revenue from services	$553.3	$478.2	15.7%		9.0%
Gross profit	73.4	60.5	21.3		13.9
SG&A expenses excluding restructuring charges	67.7	60.4	12.0		5.1
Restructuring charges	—	1.1	NM		NM
Total SG&A expenses	67.7	61.5	10.1		3.3
Earnings (loss) from operations	5.7	(1.0)	NM
Earnings (loss) from operations excluding restructuring charges	5.7	0.1	NM

Gross profit rate	13.3%	12.7%	0.6	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	July 4, 2021	January 3, 2021	June 28, 2020
Current Assets
Cash and equivalents	$64.4	$223.0	$216.2
Trade accounts receivable, less allowances of
$12.5, $13.3, and $11.2, respectively	1,362.5	1,265.2	1,085.0
Prepaid expenses and other current assets	82.4	61.4	76.0
Total current assets	1,509.3	1,549.6	1,377.2

Noncurrent Assets
Property and equipment, net	37.7	41.0	41.6
Operating lease right-of-use assets	83.2	83.2	85.8
Deferred taxes	302.9	282.0	265.9
Goodwill, net	114.8	3.5	—
Investment in Persol Holdings	187.7	164.2	127.2
Investment in equity affiliate	120.0	118.5	113.6
Other assets	391.3	319.9	307.4
Total noncurrent assets	1,237.6	1,012.3	941.5

Total Assets	$2,746.9	$2,561.9	$2,318.7

Current Liabilities
Short-term borrowings	$0.1	$0.3	$0.3
Accounts payable and accrued liabilities	612.6	536.8	463.6
Operating lease liabilities	19.6	19.6	19.5
Accrued payroll and related taxes	337.0	293.0	210.7
Accrued workers' compensation and other claims	22.0	22.7	25.6
Income and other taxes	62.6	53.2	71.7
Total current liabilities	1,053.9	925.6	791.4

Noncurrent Liabilities
Operating lease liabilities	67.1	67.5	69.9
Accrued payroll and related taxes	58.5	58.5	38.4
Accrued workers' compensation and other claims	40.8	42.2	45.6
Accrued retirement benefits	214.6	205.8	180.8
Other long-term liabilities	68.2	59.3	47.0
Total noncurrent liabilities	449.2	433.3	381.7

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(15.3)	(17.1)	(17.3)
Paid-in capital	22.3	21.3	20.5
Earnings invested in the business	1,212.5	1,162.9	1,122.8
Accumulated other comprehensive income (loss)	(15.8)	(4.2)	(20.5)
Total stockholders' equity	1,243.8	1,203.0	1,145.6

Total Liabilities and Stockholders' Equity	$2,746.9	$2,561.9	$2,318.7

STATISTICS:
Working Capital	$455.4	$624.0	$585.8
Current Ratio	1.4	1.7	1.7
Debt-to-capital %	0.0%	0.0%	0.0%
Global Days Sales Outstanding	60	64	61
Year-to-Date Free Cash Flow	$42.7	$170.5	$170.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JULY 4, 2021 AND JUNE 28, 2020
(UNAUDITED)
(In millions of dollars)
	2021	2020
Cash flows from operating activities:
Net earnings (loss)	$49.6	$(112.1)
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Goodwill impairment charge	—	147.7
Deferred income taxes on goodwill impairment charge	—	(23.0)
Depreciation and amortization	14.1	12.0
Operating lease asset amortization	10.7	10.5
Provision for credit losses and sales allowances	—	0.1
Stock-based compensation	2.8	2.4
(Gain) loss on investment in Persol Holdings	(36.3)	48.2
Gain on sale of assets	—	(32.1)
Equity in net (earnings) loss of PersolKelly Pte. Ltd.	(0.6)	2.8
Other, net	2.2	0.8
Changes in operating assets and liabilities, net of acquisitions	5.1	120.8

Net cash from operating activities	47.6	178.1

Cash flows from investing activities:
Capital expenditures	(4.9)	(7.7)
Proceeds from company-owned life insurance	10.4	2.3
Proceeds from sale of assets	—	55.5
Acquisition of companies, net of cash received	(219.0)	(36.4)
Proceeds (payments) related to loans with equity affiliate	5.8	—
Proceeds from (investment in) equity securities	5.0	—
Other investing activities	1.0	(0.4)

Net cash (used in) from investing activities	(201.7)	13.3

Cash flows from financing activities:
Net change in short-term borrowings	(0.1)	(1.4)
Financing lease payments	(0.3)	(0.6)
Payments of tax withholding for stock awards	(0.6)	(1.1)
Dividend payments	—	(3.0)
Other financing activities	—	(0.1)

Net cash used in financing activities	(1.0)	(6.2)

Effect of exchange rates on cash, cash equivalents and restricted cash	(2.3)	5.7

Net change in cash, cash equivalents and restricted cash	(157.4)	190.9
Cash, cash equivalents and restricted cash at beginning of period	228.1	31.0

Cash, cash equivalents and restricted cash at end of period	$70.7	$221.9

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES BY GEOGRAPHY
(UNAUDITED)
(In millions of dollars)

	Second Quarter

			%	CC %
	2021	2020	Change	Change

Americas
United States	$894.6	$700.1	27.8%	27.8%
Canada	39.5	25.6	54.4	36.8
Mexico	33.1	22.5	47.2	26.2
Puerto Rico	26.9	20.0	34.3	34.3
Brazil	—	6.1	NM	NM
Total Americas Region	994.1	774.3

Europe
France	57.5	39.9	44.2	31.7
Switzerland	54.0	47.4	13.8	7.5
Portugal	40.6	23.8	70.7	55.9
Russia	33.7	29.3	15.2	17.9
Italy	19.4	13.3	46.1	33.6
United Kingdom	17.7	17.8	(0.6)	(11.8)
Germany	8.5	7.1	20.6	10.3
Ireland	6.3	4.1	53.5	40.2
Other	17.0	11.5	47.7	32.9
Total Europe Region	254.7	194.2	31.2	22.3

Total Asia-Pacific Region	9.3	6.8	34.5	20.9

Total Kelly Services, Inc.	$1,258.1	$975.3	29.0%	26.2%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES BY GEOGRAPHY
(UNAUDITED)
(In millions of dollars)

	June Year to Date

			%	CC %
	2021	2020	Change	Change

Americas
United States	$1,753.1	$1,628.6	7.6%	7.6%
Canada	73.6	58.4	26.0	15.1
Mexico	67.7	51.2	32.3	25.3
Puerto Rico	51.1	37.7	35.3	35.3
Brazil	—	15.2	NM	NM
Total Americas Region	1,945.5	1,791.1	8.6	8.1

Europe
France	111.8	92.4	21.0	10.7
Switzerland	106.7	91.6	16.4	9.6
Portugal	84.3	67.4	25.1	14.5
Russia	66.3	61.4	8.1	15.9
Italy	37.5	28.0	33.9	22.6
United Kingdom	34.7	40.1	(13.4)	(21.4)
Germany	15.6	15.1	3.6	(5.2)
Ireland	11.4	9.1	25.6	14.9
Other	32.6	26.7	22.1	11.9
Total Europe Region	500.9	431.8	16.0	9.2

Total Asia-Pacific Region	17.6	13.5	29.8	16.9

Total Kelly Services, Inc.	$2,464.0	$2,236.4	10.2%	8.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SECOND QUARTER
(UNAUDITED)
(In millions of dollars)

	2021	2020
SG&A Expenses:	As Reported	Adjusted
Professional & Industrial	$69.0	$64.6
Science, Engineering & Technology	46.9	31.3
Education	15.3	9.6
Outsourcing & Consulting	30.1	25.1
International	34.6	28.3
Corporate	21.4	19.4
Total Company	$217.3	$178.3

	2021	2020
Earnings (loss) from Operations:	As Reported	Adjusted
Professional & Industrial	$6.2	$14.3
Science, Engineering & Technology	19.6	19.3
Education	1.5	(5.3)
Outsourcing & Consulting	4.7	4.1
International	3.1	(2.1)
Corporate	(21.4)	(19.4)
Total Company	$13.7	$10.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SECOND QUARTER
(UNAUDITED)
(In millions of dollars)

	2020
SG&A Expenses:	As Reported	Restructuring(4)	Adjusted
Professional & Industrial	$64.6	$—	$64.6
Science, Engineering & Technology	31.3	—	31.3
Education	9.5	0.1	9.6
Outsourcing & Consulting	25.1	—	25.1
International	28.3	—	28.3
Corporate	19.3	0.1	19.4
Total Company	$178.1	$0.2	$178.3

	2020
Earnings (loss) from Operations:	As Reported	Restructuring(4)	Adjusted
Professional & Industrial	$14.3	$—	$14.3
Science, Engineering & Technology	19.3	—	19.3
Education	(5.2)	(0.1)	(5.3)
Outsourcing & Consulting	4.1	—	4.1
International	(2.1)	—	(2.1)
Corporate	(19.3)	(0.1)	(19.4)
Total Company	$11.1	$(0.2)	$10.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
JUNE YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2021	2020
SG&A Expenses:	As Reported	Adjusted
Professional & Industrial	$138.4	$140.7
Science, Engineering & Technology	82.6	67.3
Education	29.5	25.3
Outsourcing & Consulting	58.5	53.7
International	67.7	60.4
Corporate	43.3	41.7
Total Company	$420.0	$389.1

	2021	2020
Earnings (loss) from Operations:	As Reported	Adjusted
Professional & Industrial	$12.7	$23.3
Science, Engineering & Technology	37.1	38.0
Education	4.5	(0.6)
Outsourcing & Consulting	7.6	4.3
International	5.7	0.1
Corporate	(43.3)	(41.7)
Total Company	$24.3	$23.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
JUNE YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2020
SG&A Expenses:	As Reported	Restructuring(4)	Adjusted
Professional & Industrial	$145.1	$(4.4)	$140.7
Science, Engineering & Technology	67.8	(0.5)	67.3
Education	26.1	(0.8)	25.3
Outsourcing & Consulting	53.7	—	53.7
International	61.5	(1.1)	60.4
Corporate	43.4	(1.7)	41.7
Total Company	$397.6	$(8.5)	$389.1

	2020
Earnings (loss) from Operations:	As Reported	Goodwill impairment(1)	Gain on sale of assets(3)	Restructuring(4)	Adjusted
Professional & Industrial	$18.9	$—	$—	$4.4	$23.3
Science, Engineering & Technology	37.5	—	—	0.5	38.0
Education	(1.4)	—	—	0.8	(0.6)
Outsourcing & Consulting	4.3	—	—	—	4.3
International	(1.0)	—	—	1.1	0.1
Corporate	(159.0)	147.7	(32.1)	1.7	(41.7)
Total Company	$(100.7)	$147.7	$(32.1)	$8.5	$23.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (continued)
(UNAUDITED)
(In millions of dollars except per share data)

	Second Quarter		June Year to Date
	2021	2020	2021	2020
Income tax expense (benefit)	$(2.6)	$0.9	$7.9	$(35.3)
Taxes on goodwill impairment charge(1)	—	—	—	23.0
Taxes on investment in Persol Holdings(2)	(1.9)	(9.0)	(11.1)	14.8
Taxes on gain on sale of assets(3)	—	—	—	(8.1)
Taxes on restructuring charges(4)	—	—	—	2.2
Adjusted income tax expense (benefit)	$(4.5)	$(8.1)	$(3.2)	$(3.4)

	Second Quarter		June Year to Date
	2021	2020	2021	2020
Net earnings (loss)	$24.0	$41.1	$49.6	$(112.1)
Goodwill impairment charge, net of taxes(1)	—	—	—	124.7
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(4.4)	(20.6)	(25.2)	33.4
Gain on sale of assets, net of taxes(3)	—	—	—	(24.0)
Restructuring charges, net of taxes(4)	—	(0.2)	—	6.3
Adjusted net earnings	$19.6	$20.3	$24.4	$28.3

	Second Quarter		June Year to Date
	2021	2020	2021	2020
	Per Share		Per Share
Net earnings (loss)	$0.60	$1.04	$1.25	$(2.86)
Goodwill impairment charge, net of taxes(1)	—	—	—	3.18
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(0.11)	(0.52)	(0.63)	0.85
Gain on sale of assets, net of taxes(3)	—	—	—	(0.61)
Restructuring charges, net of taxes(4)	—	—	—	0.16
Adjusted net earnings	$0.49	$0.51	$0.61	$0.72

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (continued)
(UNAUDITED)
(In millions of dollars)

	Second Quarter		June Year to Date
	2021	2020	2021	2020
Net earnings (loss)	$24.0	$41.1	$49.6	$(112.1)
Other (income) expense, net	0.3	(2.6)	3.7	(4.3)
Income tax expense (benefit)	(2.6)	0.9	7.9	(35.3)
Depreciation and amortization	8.5	6.0	14.8	12.0
EBITDA	30.2	45.4	76.0	(139.7)
Equity in net (earnings) loss of affiliate	(1.7)	1.3	(0.6)	2.8
Goodwill impairment charge(1)	—	—	—	147.7
(Gain) loss on investment in Persol Holdings(2)	(6.3)	(29.6)	(36.3)	48.2
Gain on sale of assets(3)	—	—	—	(32.1)
Restructuring(4)	—	(0.2)	—	8.5
Adjusted EBITDA	$22.2	$16.9	$39.1	$35.4
Adjusted EBITDA margin	1.8%	1.7%	1.6%	1.6%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, the 2021 and 2020 gains and losses on the investment in Persol Holdings, the 2020 gain on sale of assets and the 2020 restructuring charges, are useful to understand the Company's fiscal 2021 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The goodwill impairment charge is the result of an interim impairment test the Company performed during the first quarter of 2020, due to a triggering event caused by a decline in the Company's common stock price.

(2) The gains and losses on the investment in Persol Holdings represent the change in fair value of the investment during the period presented and the related tax expense and benefit.

(3) Gain on sale of assets in 2020 primarily represents the excess of the proceeds over the cost of the headquarters properties sold during the first quarter of 2020.

(4) Restructuring charges in 2020 represent severance costs and lease terminations in preparation for the new operating model adopted in the third quarter of 2020.